TXU CORP. AND SUBSIDIARIES
SEGMENT CONSOLIDATING INCOME STATEMENT
Quarter to Date Ended: June 30, 2004

                                                                             TXU      Corporate       Eliminations /
                                                               Energy    Electric Deliv&rOther     Rounding      Total
                                                             ----------- ------------------------ ------------------------

Operating revenues                                                2,115          518          11         (348)      2,296
                                                             -------------------------------------------------------------

Direct costs and expenses
  Cost of energy sold and delivery fees                           1,348            -          (2)        (333)      1,013
  Operating costs                                                   200          180           3           (4)        379
  Depreciation and other amortization                                82           84           1            -         167
                                                             -------------------------------------------------------------
    Total direct costs and expenses                               1,630          264           2         (337)      1,559
                                                             -------------------------------------------------------------

Gross margin                                                        485          254           9          (11)        737

Other costs and expenses
  Selling, general and administrative expenses                      163           53          90          (11)        295
  Non-operating depreciation and other amortization                   6           (1)          6            -          11
  Franchise and revenue-based taxes                                  27           59           1           (1)         86
  Other income                                                      (12)          (2)         (3)           1         (16)
  Other deductions                                                  261           19         159           (1)        438
  Interest income                                                    (7)         (14)        (20)          39          (2)
  Interest expense and other charges                                 93           71          48          (38)        174
                                                             -------------------------------------------------------------
    Total other costs and expenses                                  531          185         281          (11)        986
                                                             -------------------------------------------------------------

Income (loss) from continuing operations before income taxes, extraordinary gain and cumulative effect of changes in
  accounting principles                                             (46)          69        (272)           -        (249)

Income tax expense (benefit)                                        (27)          22        (152)           -        (157)
                                                             -------------------------------------------------------------

Income (loss) from continuing operations before extraordinary
  gain and cumulative effect of changes in accounting principles    (19)          47        (120)           -         (92)

Income (loss) from discontinued operations, net of tax effect       (27)           -         357            -         330

Extraordinary gain, net of tax benefit                                -           16           -            -          16

Cumulative effect of changes in
  accounting principles, net of tax benefit                           -            -           -            -           -
                                                             -------------------------------------------------------------

Net income (loss)                                                   (46)          63         237            -         254

Exchangeable preferred membership interest buyback premium            -            -         849            -         849

Preference stock dividends                                            -            -           5            -           5
                                                             -------------------------------------------------------------

Net income (loss) available to common shareholders                  (46)          63        (617)           -        (600)
                                                             =============================================================


Average shares of common stock outstanding, basic (millions)                                                          320
Average shares of common stock outstanding, diluted (millions)                                                        320

Per share of common stock:
  Basic earnings:
    Income (loss) from continuing operations before income taxes, extraordinary gain and cumulative effect of change
      in accounting principles                                    (0.06)        0.15       (0.38)           -       (0.29)
    Income (loss) from discontinued operations, net of tax
      effect                                                      (0.08)           -        1.11            -        1.03
    Extraordinary gain, net of tax effect                             -         0.05           -            -        0.05
    Cumulative effect of changes in accounting principles,
      net of tax benefit                                              -            -           -            -           -
    Exchangeable preferred membership interest buyback premium        -            -       (2.65)           -       (2.65)
    Preference stock dividends                                        -            -       (0.01)           -       (0.01)
    Net income (loss) available to common shareholders            (0.14)        0.20       (1.93)           -       (1.87)

  Diluted earnings:
    Income (loss) from continuing operations before income taxes, extraordinary gain and cumulative effect of change
      in accounting principles                                    (0.06)        0.15       (0.38)           -       (0.29)
    Income (loss) on discontinued operations, net of tax eff      (0.08)           -        1.11            -        1.03
    Extraordinary gain, net of tax effect                             -         0.05           -            -        0.05
    Cumulative effect of changes in accounting principles,
      net of tax benefit                                              -            -           -            -           -
    Exchangeable preferred membership interest buyback premium        -            -       (2.65)           -       (2.65)
    Preference stock dividends                                        -            -       (0.01)           -       (0.01)
    Net income (loss) available to common shareholders            (0.14)        0.20       (1.93)           -       (1.87)

Dividends declared                                                                                                  0.125



TXU CORP. AND SUBSIDIARIES
SEGMENT CONSOLIDATING INCOME STATEMENT
Quarter to Date Ended: June 30, 2003

                                                                      TXU        Corporate        Eliminations /
                                                      Energy      Electric Deliver& Other      Rounding      Total
                                                    ------------  --------------------------  ------------ -----------

Operating revenues                                        2,016           486             3          (356)      2,149
                                                    ------------------------------------------------------------------

Direct costs and expenses
  Cost of energy sold and delivery fees                   1,282             -             -          (346)        936
  Operating costs                                           162           176             1            (3)        336
  Depreciation and other amortization                        86            66            (1)            -         151
                                                    ------------------------------------------------------------------
    Total direct costs and expenses                       1,530           242             -          (349)      1,423
                                                    ------------------------------------------------------------------

Gross margin                                                486           244             3            (7)        726

Other costs and expenses
  Selling, general and administrative expenses              149            47            18            (7)        207
  Non-operating depreciation and other amortization           8             3             5             -          16
  Franchise and revenue-based taxes                          28            61             4            (1)         92
  Other income                                              (16)           (2)           (1)            1         (18)
  Other deductions                                            2             -             4            (1)          5
  Interest income                                            (1)          (14)           (8)           16          (7)
  Interest expense and other charges                         87            74            56           (16)        201
                                                    ------------------------------------------------------------------
    Total other costs and expenses                          257           169            78            (8)        496
                                                    ------------------------------------------------------------------

Income (loss) from continuing operations before
  income taxes, extraordinary gain and cumulative
  effect of changes in accou229ng principle                 229            75           (75)            1         230

Income tax expense (benefit)                                 75            23           (29)            1          70
                                                    ------------------------------------------------------------------

Income (loss) from continuing operations before
  extraordinary gain and cumulative effect of changes
  in accounting principles                                  154            52           (46)            -         160

Income (loss) from discontinued operations,
  net of tax effect                                           -             -           (49)            -         (49)

Extraordinary gain, net of tax benefit                        -             -             -             -           -

Cumulative effect of changes in
  accounting principles, net of tax benefit                   -             -             -             -           -
                                                    ------------------------------------------------------------------

Net income (loss)                                           154            52           (95)            -         111

Exchangeable preferred membership interest buyback premium    -             -             -                         -

Preference stock dividends                                    -             -             6             -           6
                                                    ------------------------------------------------------------------

Net income (loss) available to common shareholders          154            52          (101)            -         105
                                                    ==================================================================


Average shares of common stock outstanding, basic (millions)                                                      321
Average shares of common stock outstanding, diluted (millions)                                                    378

Per share of common stock:
  Basic earnings:
    Income (loss) from continuing operations before income
      taxes, extraordinary gain and cumulative effect of
      changes in accounting principles                     0.48          0.16         (0.14)         0.00        0.50
    Income (loss) from discontinued operations,
      net of tax effect                                       -             -         (0.15)            -       (0.15)
    Extraordinary gain, net of tax effect                     -             -             -             -           -
    Cumulative effect of changes in accounting principles,
      net of tax benefit                                      -             -             -             -           -
    Exchangeable preferred membership interest buyback
      premium                                                 -             -             -             -           -
    Preference stock dividends                                -             -         (0.02)            -       (0.02)
    Net income (loss) available to common shareholders     0.48          0.16         (0.31)         0.00        0.33

  Diluted earnings:
    Income (loss) from continuing operations before
      income taxes, extraordinary gain and cumulative
      effect of changes in accounting principles           0.41          0.14         (0.12)         0.02 *      0.45
    Income (loss) on discontinued operations,
      net of tax effect                                       -             -         (0.13)            -       (0.13)
     Extraordinary gain, net of tax effect                    -             -             -             -           -
     Cumulative effect of changes in accounting principles,
       net of tax benefit                                     -             -             -             -           -
     Exchangeable preferred membership interest
       buyback premium                                        -             -             -             -           -
     Preference stock dividends                               -             -         (0.01)            -       (0.01)
     Net income (loss) available to common shareholders    0.41          0.14         (0.26)         0.02        0.31

Dividends declared                                                                                              0.125

* Reflects the dilution adjustment ($13 million dilution adjustment / 57 million shares).


TXU CORP. AND SUBSIDIARIES
SEGMENT CONSOLIDATING INCOME STATEMENT - VARIANCE Quarter to Date Ended June 30,
2004 vs June 30, 2003

                                                                      TXU        Corporate    Eliminations /
                                                      Energy      Electric Deliver& Other      Rounding        Total
                                                    ------------  --------------------------  ------------  ------------

Operating revenues                                           99            32             8             8           147
                                                    --------------------------------------------------------------------

Direct costs and expenses
  Cost of energy sold and delivery fees                      66             -            (2)           13            77
  Operating costs                                            38             4             2            (1)           43
  Depreciation and other amortization                        (4)           18             2             -            16
                                                    --------------------------------------------------------------------
    Total direct costs and expenses                         100            22             2            12           136
                                                    --------------------------------------------------------------------

Gross margin                                                 (1)           10             6            (4)           11

Other costs and expenses
  Selling, general and administrative expenses               14             6            72            (4)           88
  Non-operating depreciation and other amortization          (2)           (4)            1             -            (5)
  Franchise and revenue-based taxes                          (1)           (2)           (3)            -            (6)
  Other income                                                4             -            (2)            -             2
  Other deductions                                          259            19           155             -           433
  Interest income                                            (6)            -           (12)           23             5
  Interest expense and other charges                          6            (3)           (8)          (22)          (27)
                                                    --------------------------------------------------------------------
    Total other costs and expenses                          274            16           203            (3)          490
                                                    --------------------------------------------------------------------

Income (loss) from continuing operations before
  income taxes, extraordinary gain and cumulative
  effect of changes in accounting principles               (275)           (6)         (197)           (1)         (479)

Income tax expense (benefit)                               (102)           (1)         (123)           (1)         (227)
                                                    --------------------------------------------------------------------

Income (loss) from continuing operations before
  extraordinary gain and cumulative effect of changes
  in accounting principles                                 (173)           (5)          (74)            -          (252)

Income (loss) from discontinued operations,
  net of tax effect                                         (27)            -           406             -           379

Extraordinary gain, net of tax benefit                        -            16             -             -            16

Cumulative effect of changes in
accounting principles, net of tax benefit                     -             -             -             -             -
                                                    --------------------------------------------------------------------

Net income (loss)                                          (200)           11           332             -           143

Exchangeable preferred membership interest
  buyback premium                                             -             -           849             -           849

Preference stock dividends                                    -             -            (1)            -            (1)
                                                    --------------------------------------------------------------------

Net income (loss) available to common shareholders         (200)           11          (516)            -          (705)
                                                    ====================================================================


Average shares of common stock outstanding, basic (millions)
Average shares of common stock outstanding, diluted (millions)                                                       (1)
                                                                                                                    (58)
Per share of common stock:
  Basic earnings:
    Income (loss) from continuing operations before
      income taxes, extraordinary gain and cumulative
      effect of changes in accounting principles          (0.54)        (0.01)        (0.24)        (0.00)        (0.79)
    Income (loss) from discontinued operations,
      net of tax effect                                   (0.08)            -          1.26             -          1.18
     Extraordinary gain, net of tax effect                    -          0.05             -             -          0.05
     Cumulative effect of changes in accounting principles,
       net of tax benefit                                     -             -             -             -             -
     Exchangeable preferred membership interest
       buyback premium                                        -             -         (2.65)            -         (2.65)
     Preference stock dividends                               -             -          0.01             -          0.01
     Net income (loss) available to common shareholders   (0.62)         0.04         (1.62)        (0.00)        (2.20)

  Diluted earnings:
    Income (loss) from continuing operations before
      income taxes, extraordinary gain and cumulative
      effect of changes in accounting principles          (0.47)         0.01         (0.26)        (0.02) *      (0.74)
     Income (loss) on discontinued operations,
       net of tax                                         (0.08)            -          1.24             -          1.16
     Extraordinary gain, net of tax effect                    -          0.05             -             -          0.05
     Cumulative effect of changes in accounting principles,
       net of tax benefit                                     -             -             -             -             -
     Exchangeable preferred membership interest buyback
       premium                                                -             -         (2.65)            -
     Preference stock dividends                               -             -             -             -             -
     Net income (loss) available to common shareholders   (0.55)         0.06         (1.67)        (0.02)        (2.18)

Dividends declared                                                                                                    -

* Reflects the dilution adjustment ($13 million dilution adjustment / 57 million shares).


TXU CORP. AND SUBSIDIARIES
SEGMENT CONSOLIDATING INCOME STATEMENT
Year to Date Ended: June 30, 2004

                                                                      TXU      Corporate    Eliminations /
                                                          Energy   Electric Deli&eOther   Rounding     Total
                                                         --------- --------------------------------- ----------

Operating revenues                                          4,072      1,041          17       (709)     4,421
                                                         ------------------------------------------------------

Direct costs and expenses
  Cost of energy sold and delivery fees                     2,603          -          (2)      (681)     1,920
  Operating costs                                             366        356           3         (6)       719
  Depreciation and other amortization                         164        167           1          1        333
                                                         ------------------------------------------------------
    Total direct costs and expenses                         3,133        523           2       (686)     2,972
                                                         ------------------------------------------------------

Gross margin                                                  939        518          15        (23)     1,449

Other costs and expenses
  Selling, general and administrative expenses                307        102         127        (25)       511
  Non-operating depreciation and other amortization            21          3          12          -         36
  Franchise and revenue-based taxes                            53        117           1          -        171
  Other income                                                (13)        (4)        (10)         2        (25)
  Other deductions                                            281         19         158         (1)       457
  Interest income                                              (8)       (25)        (24)        51         (6)
  Interest expense and other charges                          172        141          96        (51)       358
                                                         ------------------------------------------------------
    Total other costs and expenses                            813        353         360        (24)     1,502
                                                         ------------------------------------------------------

Income (loss) from continuing operations before
  income taxes, extraordinary gain and cumulative effect
  of changes in accounting principles                         126        165        (345)         1        (53)

Income tax expense (benefit)                                   27         52        (173)         -        (94)
                                                         ------------------------------------------------------

Income (loss) from continuing operations before
  extraordinary gain and cumulative effect of changes
  in accounting principles                                     99        113        (172)         1         41

Income (loss) from discontinued operations,
  net of tax benefit                                          (30)         -         410          -        380

Extraordinary gain, net of tax                                  -         16           -          -         16

Cumulative effect of changes in
  accounting principles, net of tax benefit                     -          -           -          -          -
                                                         ------------------------------------------------------

Net income (loss)                                              69        129         238          1        437

Exchangeable preferred membership interest buyback premium      -          -         849                   849

Preference stock dividends                                      -          -          11          -         11
                                                         ------------------------------------------------------

Net income (loss) available to common shareholders             69        129        (622)         1       (423)
                                                         ======================================================


Average shares of common stock outstanding, basic (millions)                                               322
Average shares of common stock outstanding, diluted (millions)                                             322

Per share of common stock:
  Basic earnings:
    Income (loss) from continuing operations before
      income taxes, extraordinary gain and cumulative
      effect of changes in accounting principles             0.31       0.35       (0.53)         -       0.13
    Income (loss) from discontinued operations,
      net of tax                                            (0.09)         -        1.27          -       1.18
    Extraordinary gain, net of tax effect                       -       0.05           -          -       0.05
    Cumulative effect of changes in accounting principles,
      net of tax benefit                                        -          -           -          -          -
    Exchangeable preferred membership interest buyback premium  -          -       (2.64)         -      (2.64)
    Preference stock dividends                                  -          -       (0.04)         -      (0.04)
    Net income (loss) available to common shareholders       0.22       0.40       (1.94)         -      (1.32)

  Diluted earnings:
    Income (loss) from continuing operations before
      income taxes, extraordinary gain and cumulative
      effect of changes in accounting principles             0.31       0.35       (0.53)         -       0.13
    Income (loss) on discontinued operations,
      net of tax effect                                     (0.09)         -        1.27          -       1.18
    Extraordinary gain, net of tax effect                       -       0.05           -          -       0.05
    Cumulative effect of changes in accounting principles,
      net of tax benefit                                        -          -           -          -          -
    Exchangeable preferred membership interest
      buyback premium                                           -          -       (2.64)         -      (2.64)
    Preference stock dividends                                  -          -       (0.04)         -      (0.04)
    Net income (loss) available to common shareholders       0.22       0.40       (1.94)         -      (1.32)

Dividends declared                                                                                       0.250



TXU CORP. AND SUBSIDIARIES
SEGMENT CONSOLIDATING INCOME STATEMENT
Year to Date Ended: June 30, 2003

                                                                         TXU        Corporate        Eliminations /
                                                         Energy      Electric Deliver& Other      Rounding      Total
                                                       ------------  --------------------------  ------------ -----------

Operating revenues                                           3,806           992             6          (740)      4,064
                                                       ------------------------------------------------------------------

Direct costs and expenses
  Cost of energy sold and delivery fees                      2,498             -             -          (721)      1,777
  Operating costs                                              341           350             -            (3)        688
  Depreciation and other amortization                          188           131             -             -         319
                                                       ------------------------------------------------------------------
    Total direct costs and expenses                          3,027           481             -          (724)      2,784
                                                       ------------------------------------------------------------------

Gross margin                                                   779           511             6           (16)      1,280

Other costs and expenses
  Selling, general and administrative expenses                 292            97            34           (16)        407
  Non-operating depreciation and other amortization             18             6             9             -          33
  Franchise and revenue-based taxes                             55           120            13             -         188
  Other income                                                 (24)           (4)           (1)            2         (27)
  Other deductions                                               5             -            20            (2)         23
  Interest income                                               (3)          (30)          (23)           40         (16)
  Interest expense and other charges                           163           155           124           (39)        403
                                                       ------------------------------------------------------------------
    Total other costs and expenses                             506           344           176           (15)      1,011
                                                       ------------------------------------------------------------------

Income (loss) from continuing operations before
  income taxes, extraordinary gain and cumulative effect
  of changes in accounting principles                          273           167          (170)           (1)        269

Income tax expense (benefit)                                    83            54           (61)           (1)         75
                                                       ------------------------------------------------------------------

Income (loss) from continuing operations before
  extraordinary gain and cumulative effect of changes
  in accounting principles                                     190           113          (109)            -         194

Income (loss) from discontinued operations,
  net of tax benefit                                            (1)            -            21             -          20

Extraordinary gain, net of tax                                   -             -             -             -           -

Cumulative effect of changes in
accounting principles, net of tax benefit                      (58)            -             -             -         (58)
                                                       ------------------------------------------------------------------

Net income (loss)                                              131           113           (88)            -         156

Exchangeable preferred membership interest buyback premium       -             -             -                         -

Preference stock dividends                                       -             -            11             -          11
                                                       ------------------------------------------------------------------

Net income (loss) available to common shareholders             131           113           (99)            -         145
                                                       ==================================================================


Average shares of common stock outstanding, basic (millions)                                                         321
Average shares of common stock outstanding, diluted (millions)                                                       378

Per share of common stock:
  Basic earnings:
    Income (loss) from continuing operations before
      income taxes, extraordinary gain and cumulative
      effect of changes in accounting principles              0.59          0.35         (0.34)         0.00        0.60
    Income (loss) from discontinued operations,
      net of tax effect                                          -             -          0.06             -        0.06
    Extraordinary gain, net of tax effect                        -             -             -             -           -
    Cumulative effect of changes in accounting principles,
      net of tax benefit                                     (0.18)            -             -             -       (0.18)
    Exchangeable preferred membership interest
      buyback premium                                            -             -             -             -           -
    Preference stock dividends                                   -             -         (0.03)            -       (0.03)
    Net income (loss) available to common shareholders        0.41          0.35         (0.31)         0.00        0.45

  Diluted earnings:
    Income (loss) from continuing operations before
      income taxes, extraordinary gain and cumulative
      effect of changes in accounting principles              0.50          0.30         (0.29)         0.07 *      0.58
    Income (loss) on discontinued operations,
      net of tax effect                                          -             -          0.05             -        0.05
    Extraordinary gain, net of tax effect                        -             -             -             -           -
    Cumulative effect of changes in accounting principles,
      net of tax benefit                                     (0.15)            -             -             -       (0.15)
    Exchangeable preferred membership interest
      buyback premium                                            -             -             -             -           -
    Preference stock dividends                                   -             -         (0.03)            -       (0.03)
    Net income (loss) available to common shareholders        0.35          0.30         (0.27)         0.07        0.45

Dividends declared                                                                                                 0.250

* Reflects the dilution adjustment ($26 million dilution adjustment / 57 million shares).



TXU CORP. AND SUBSIDIARIES
SEGMENT CONSOLIDATING INCOME STATEMENT - VARIANCE Year to Date Ended June 30,
2004 vs June 30, 2003

                                                                          TXU        Corporate    Eliminations /
                                                          Energy      Electric Deliver& Other      Rounding        Total
                                                        ------------  --------------------------  ------------  ------------

Operating revenues                                              266            49            11            31           357
                                                        --------------------------------------------------------------------

Direct costs and expenses
  Cost of energy sold and delivery fees                         105             -            (2)           40           143
  Operating costs                                                25             6             3            (3)           31
  Depreciation and other amortization                           (24)           36             1             1            14
                                                        --------------------------------------------------------------------
    Total direct costs and expenses                             106            42             2            38           188
                                                        --------------------------------------------------------------------

Gross margin                                                    160             7             9            (7)          169

Other costs and expenses
  Selling, general and administrative expenses                   15             5            93            (9)          104
  Non-operating depreciation and other amortization               3            (3)            3             -             3
  Franchise and revenue-based taxes                              (2)           (3)          (12)            -           (17)
  Other income                                                   11             -            (9)            -             2
  Other deductions                                              276            19           138             1           434
  Interest income                                                (5)            5            (1)           11            10
  Interest expense and other charges                              9           (14)          (28)          (12)          (45)
                                                        --------------------------------------------------------------------
    Total other costs and expenses                              307             9           184            (9)          491
                                                        --------------------------------------------------------------------

Income (loss) from continuing operations before
  income taxes, extraordinary gain and cumulative
  effect of changes in accounting principles                   (147)           (2)         (175)            2          (322)

Income tax expense (benefit)                                    (56)           (2)         (112)            1          (169)
                                                        --------------------------------------------------------------------

Income (loss) from continuing operations before
  extraordinary gain and cumulative effect of changes
  in accounting principles                                      (91)            -           (63)            1          (153)

Income (loss) from discontinued operations,
  net of tax benefit                                            (29)            -           389             -           360

Extraordinary gain, net of tax                                    -            16             -             -            16

Cumulative effect of changes in
  accounting principles, net of tax benefit                      58             -             -             -            58
                                                        --------------------------------------------------------------------

Net income (loss)                                               (62)           16           326             1           281

Exchangeable preferred membership interest buyback premium        -             -           849             -           849

Preference stock dividends                                        -             -             -             -             -
                                                        --------------------------------------------------------------------

Net income (loss) available to common shareholders              (62)           16          (523)            1          (568)
                                                        ====================================================================


Average shares of common stock outstanding, basic (millions)
Average shares of common stock outstanding, diluted (millions)                                                            1
                                                                                                                        (57)
Per share of common stock:
  Basic earnings:
    Income (loss) from continuing operations before
      income taxes, extraordinary gain and cumulative
      effect of changes in accounting principles              (0.28)            -         (0.19)        (0.00)        (0.47)
    Income (loss) from discontinued operations,
      net of tax effect                                       (0.09)            -          1.21             -          1.12
    Extraordinary gain, net of tax effect                         -          0.05             -             -          0.05
    Cumulative effect of changes in accounting principles,
      net of tax benefit                                       0.18             -             -             -          0.18
    Exchangeable preferred membership interest buyback
      premium                                                     -             -         (2.64)            -         (2.64)
    Preference stock dividends                                    -             -         (0.01)            -         (0.01)
    Net income (loss) available to common shareholders        (0.19)         0.05         (1.63)        (0.00)        (1.77)

  Diluted earnings:
    Income (loss) from continuing operations before
      income taxes, extraordinary gain and cumulative
      effect of changes in accounting principles              (0.19)         0.05         (0.24)        (0.07) *      (0.45)
    Income (loss) on discontinued operations,
      net of tax effect                                       (0.09)            -          1.22             -          1.13
    Extraordinary gain, net of tax effect                         -          0.05             -             -          0.05
    Cumulative effect of changes in accounting principles,
      net of tax benefit                                       0.15             -             -             -          0.15
    Exchangeable preferred membership interest buyback
      premium                                                     -             -         (2.64)            -         (2.64)
    Preference stock dividends                                    -             -         (0.01)            -         (0.01)
    Net income (loss) available to common shareholders        (0.13)         0.10         (1.67)        (0.07)        (1.77)

Dividends declared                                                                                                        -

* Reflects the dilution adjustment ($26 million dilution adjustment / 57 million shares).



TXU CORP. AND SUBSIDIARIES
--------------------------------------------------------------------------------

CONDENSED STATEMENTS OF CONSOLIDATED CASH FLOWS
(Unaudited)
                                                                                                   Six Months Ended
                                                                                                       June 30,
                                                                                                   ----------------
                                                                                                   2004        2003
                                                                                                   ----        ----
                                                                                                   (millions of dollars)
Cash flows - operating activities:
  Income from continuing operations before cumulative effect of changes in
      accounting principles and extraordinary loss.................................................$     41    $      194
  Adjustments to reconcile income from continuing operations before cumulative effect of changes in accounting principles
      and extraordinary loss to cash provided by operating activities:
    Depreciation and amortization..................................................................     400           389
    Deferred income taxes and investment tax credits -- net........................................    (143)           55
    Loss on early extinguishment of debt...........................................................      34             -
    Asset impairment charge........................................................................     189             -
    Net gain from sale of assets...................................................................      15           (21)
    Net effect of unrealized mark-to-market valuations of commodity contracts......................      31           (47)
    Net equity loss from unconsolidated affiliates and joint ventures..............................      (1)           17
    Reduction in regulatory liability..............................................................      (1)          (78)
  Changes in operating assets and liabilities......................................................     (78)          729
      Cash provided by operating activities........................................................     487         1,238

Cash flows - financing activities:
  Issuances of securities:
    Long-term debt.................................................................................     790         1,293
    Common stock...................................................................................      18             8
  Retirements/repurchases of securities:
    Long-term debt held by subsidiary trust........................................................    (237)            -
    Equity-linked debt securities..................................................................    (428)            -
    Long-term debt.................................................................................  (1,069)         (664)
    Exchangeable preferred membership interests....................................................    (750)            -
    Preferred stock of subsidiary, subject to mandatory redemption.................................       -            (4)
    Common stock...................................................................................    (978)            -
  Change in notes payable:
    Banks .........................................................................................   2,675        (2,303)
  Cash dividends paid:
    Common stock...................................................................................     (80)          (80)
    Preference stock...............................................................................     (11)          (11)
  Premium paid for redemption of exchangeable preferred membership interests.......................  (1,093)            -
  Redemption deposits applied to debt retirements..................................................       -           210
  Debt premium, discount financing and reacquisition expenses......................................       4           (52)
     Cash used in financing activities.............................................................  (1,159)       (1,603)

Cash flow - investing activities:
  Capital expenditures.............................................................................    (355)         (358)
  Disposition of businesses........................................................................     991            15
  Acquisition of business..........................................................................       -          (150)
  Nuclear fuel.....................................................................................     (47)          (35)
  Other............................................................................................      19             5
    Cash provided by (used in) investing activities................................................     608          (523)

Cash contributions (to) from discontinued operations...............................................     (74)           65

Net change in cash and cash equivalents............................................................    (138)         (823)

Cash and cash equivalents -- beginning balance.....................................................     829         1,514

Cash and cash equivalents -- ending balance........................................................$    691    $      691
                                                                                                   ========    ==========


-------------------------------------------------------------------------------------------------------------------------


TXU CORP. AND SUBSIDIARIES
-------------------------------------------------------------------------------------------------------------------

CONSOLIDATING BALANCE SHEET
JUNE 30, 2004
(DOLLARS IN MILLIONS)
(UNAUDITED)
                                                                  Electric                 Eliminations/
                                                      Energy      Delivery      Other       Rounding      Total
                                                    -----------  -----------  -----------  -----------  -----------
                      ASSETS
Current assets
  Cash and cash equivalents                                  2          382          308           (1)         691
  Restricted cash                                            -           23            -            -           23
  Advances to affiliates                                 1,970            -          (36)      (1,934)           -
  Accounts receivable - trade                            1,103           72          491         (434)       1,232
  Income taxes receivable                                    -            -           37          (37)           -
  Accounts receivable - affiliates                          18          245          111         (374)           -
  Notes or other receivables due from affiliates             -           19            -          (19)           -
  Inventories                                              310           30            3            -          343
  Commodity contract assets                                596            -            -            -          596
  Assets of telecommunications holding company               -            -            -            -            -
  Other current assets                                     303           55          131          (39)         450
                                                    ---------------------------------------------------------------
    Total current assets                                 4,302          826        1,045       (2,838)       3,335
                                                    ---------------------------------------------------------------

Investments
  Restricted cash                                            -           14          570            -          584
  Other investments                                        579           73        5,520       (5,542)         630
Property, plant and equipment - net                      9,894        6,389          306            -       16,589
Notes or other receivables due from affiliates               -          418            -         (418)           -
Goodwill                                                   517           25            -            -          542
Regulatory assets - net                                      -        1,907            -            -        1,907
Commodity contract assets                                  142            -            -            -          142
Cash flow hedges and other derivative assets                34            -            -            -           34
Other noncurrent assets                                    138           75        1,148       (1,117)         244
Assets held for sale                                        23            -        6,072            -        6,095
                                                    ---------------------------------------------------------------
    Total assets                                        15,629        9,727       14,661       (9,915)      30,102
                                                    ===============================================================

 LIABILITIES, PREFERRED SECURITIES OF SUBSIDIARIES
              & SHAREHOLDERS' EQUITY

Current liabilities
  Notes payable
    Commercial paper                                         -            -            -            -            -
    Banks                                                1,675            -        1,000            -        2,675
  Advances from affiliates                                   -           13        1,921       (1,934)           -
  Long-term debt due currently                               1          190          343            -          534
  Accounts payable - trade                                 944           62          478         (433)       1,051
  Accounts payable - affiliates                            311           47           16         (374)           -
  Notes or other liabilities due to affiliates              19            -            -          (19)           -
  Commodity contract liabilities                           550            -            -            -          550
  Liabilities of telecommunications holding company          -            -            -            -            -
  Other current liabilities                                857          315          388          (78)       1,482
                                                    ---------------------------------------------------------------
    Total current liabilities                            4,357          627        4,146       (2,838)       6,292
                                                    ---------------------------------------------------------------

Accumulated deferred income taxes                        1,913        1,463            -       (1,086)       2,290
Investment tax credits                                     349           66            2            -          417
Commodity contract liabilities                             101            -            -            -          101
Cash flow hedges and other derivative liabilities          242            -          107            -          349
Notes or other liabilities due to affiliates               418            -            -         (418)           -
Long-term debt held by subsidiary trust                      -            -          309            -          309
All other long-term debt, less amounts due currently     2,943        4,722        2,799           (1)      10,463
Other noncurrent liabilities and deferred credits        1,213          313        1,162          (13)       2,675
Liabilities held for sale                                    8            -        2,729            -        2,737
                                                    ---------------------------------------------------------------
    Total liabilities                                   11,544        7,191       11,254       (4,356)      25,633
                                                    ---------------------------------------------------------------

Preferred securities of subsidiaries                       504            -         (391)           -          113

Shareholders' equity
  Preference stock                                           -            -          300            -          300
  Common stock                                               -            -       (1,030)       1,090           60
  Treasury stock                                                                    (978)           -         (978)
  Additional paid in capital                             3,103        2,051        7,549       (5,382)       7,321
  Retained earnings (deficit)                              651          509       (1,690)      (1,621)      (2,151)
  Accumulated other comprehensive income (loss)           (173)         (24)        (353)         354         (196)
                                                    ---------------------------------------------------------------
    Total shareholders' equity                           3,581        2,536        3,798       (5,559)       4,356
                                                    ---------------------------------------------------------------
    Total liabilities, preferred securities of
      subsidiaries & shareholders' equity               15,629        9,727       14,661       (9,915)      30,102
                                                    ===============================================================


-------------------------------------------------------------------------------------------------------------------



TXU CORP. AND SUBSIDIARIES
-------------------------------------------------------------------------------------------------------------------

CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2003
(DOLLARS IN MILLIONS)
(UNAUDITED)
                                                                  Electric                 Eliminations/
                                                      Energy      Delivery      Other       Rounding      Total
                                                    -----------  -----------  -----------  -----------  -----------
                      ASSETS
Current assets
  Cash and cash equivalents                                 18          245          566            -          829
  Restricted cash                                            -           12            -            -           12
  Advances to affiliates                                   289            -           25         (314)           -
  Accounts receivable - trade                              943           58          618         (511)       1,108
  Income taxes receivable                                    -            -          182         (182)           -
  Accounts receivable - affiliates                          17          205           41         (263)           -
  Notes or other receivables due from affiliates             -           13            -          (13)           -
  Inventories                                              386           29            4            -          419
  Commodity contract assets                                548            -            -            -          548
  Assets of telecommunications holding company               -            -          110            -          110
  Other current assets                                     225           33           64          (24)         298
                                                    ---------------------------------------------------------------
    Total current assets                                 2,426          595        1,610       (1,307)       3,324
                                                    ---------------------------------------------------------------

Investments
  Restricted cash                                            -           13          570           (1)         582
  Other investments                                        479           32        7,735       (7,614)         632
Property, plant and equipment - net                     10,345        6,333          125            -       16,803
Notes or other receivables due from affiliates               -          423            -         (423)           -
Goodwill                                                   533           25            -            -          558
Regulatory assets - net                                      -        1,872            -            -        1,872
Commodity contract assets                                  109            -            -            -          109
Cash flow hedges and other derivative assets                88            -            -            -           88
Other noncurrent assets                                    126           39           86          (33)         218
Assets held for sale                                        59            -        7,052            -        7,111
                                                    ---------------------------------------------------------------
    Total assets                                        14,165        9,332       17,178       (9,378)      31,297
                                                    ===============================================================

 LIABILITIES, PREFERRED SECURITIES OF SUBSIDIARIES
              & SHAREHOLDERS' EQUITY

Current liabilities
  Notes payable
    Commercial paper                                         -            -            -            -            -
    Banks                                                    -            -            -            -            -
  Advances from affiliates                                   -           25          289         (314)           -
  Long-term debt due currently                               1          243          433            1          678
  Accounts payable - trade                                 712           43          540         (511)         784
  Accounts payable - affiliates                            228           16           19         (263)           -
  Notes or other liabilities due to affiliates              13            -            -          (13)           -
  Commodity contract liabilities                           502            -            -            -          502
  Liabilities of telecommunications holding company          -            -          603            -          603
  Other current liabilities                                840          381          178         (208)       1,191
                                                    ---------------------------------------------------------------
    Total current liabilities                            2,296          708        2,062       (1,308)       3,758
                                                    ---------------------------------------------------------------

Accumulated deferred income taxes                        1,965        1,438          228          (11)       3,620
Investment tax credits                                     360           68            2            -          430
Commodity contract liabilities                              47            -            -            -           47
Cash flow hedges and other derivative liabilities          140            -          100            -          240
Notes or other liabilities due to affiliates               423            -            -         (423)           -
Long-term debt held by subsidiary trust                      -            -          546            -          546
All other long-term debt, less amounts due currently     3,084        3,982        3,542            -       10,608
Other noncurrent liabilities and deferred credits        1,343          280          786           (6)       2,403
Liabilities held for sale                                   11            -        2,956            -        2,967
                                                    ---------------------------------------------------------------
    Total liabilities                                    9,669        6,476       10,222       (1,748)      24,619
                                                    ---------------------------------------------------------------

Preferred securities of subsidiaries                       497            -          262            -          759

Shareholders' equity
  Preference stock                                           -            -          300            -          300
  Common stock                                               -            -           48            -           48
  Treasury stock                                                                                      -
  Additional paid in capital                             3,688        2,501        8,901       (6,993)       8,097
  Retained earnings (deficit)                              422          380       (2,550)        (750)      (2,498)
  Accumulated other comprehensive income (loss)           (111)         (25)          (5)         113          (28)
                                                    ---------------------------------------------------------------
    Total shareholders' equity                           3,999        2,856        6,694       (7,630)       5,919
                                                    ---------------------------------------------------------------
    Total liabilities, preferred securities
    of subsidiaries & shareholders' equity              14,165        9,332       17,178       (9,378)      31,297
                                                    ===============================================================


-------------------------------------------------------------------------------------------------------------------



TXU CORP. AND SUBSIDIARIES
-------------------------------------------------------------------------------------------------------------------

CONSOLIDATING BALANCE SHEET - VARIANCE
JUNE 30, 2004 VS DECEMBER 31, 2003
(DOLLARS IN MILLIONS)
(UNAUDITED)
                                                                 Electric                 Eliminations/
                                                     Energy      Delivery      Other       Rounding      Total
                                                   -----------  -----------  -----------  -----------  -----------
                      ASSETS
Current assets
  Cash and cash equivalents                                (16)         137         (258)          (1)        (138)
  Restricted cash                                            -           11            -            -           11
  Advances to affiliates                                 1,681            -          (61)      (1,620)           -
  Accounts receivable - trade                              160           14         (127)          77          124
  Income taxes receivable                                    -            -         (145)         145            -
  Accounts receivable - affiliates                           1           40           70         (111)           -
  Notes or other receivables due from affiliates             -            6            -           (6)           -
  Inventories                                              (76)           1           (1)           -          (76)
  Commodity contract assets                                 48            -            -            -           48
  Assets of telecommunications holding company               -            -         (110)           -         (110)
  Other current assets                                      78           22           67          (15)         152
                                                   ---------------------------------------------------------------
    Total current assets                                 1,876          231         (565)      (1,531)          11
                                                   ---------------------------------------------------------------

Investments
  Restricted cash                                            -            1            -            1            2
Other investments                                          100           41       (2,215)       2,072           (2)
Property, plant and equipment - net                       (451)          56          181            -         (214)
Notes or other receivables due from affiliates               -           (5)           -            5            -
Goodwill                                                   (16)           -            -            -          (16)
Regulatory assets - net                                      -           35            -            -           35
Commodity contract assets                                   33            -            -            -           33
Cash flow hedges and other derivative assets               (54)           -            -            -          (54)
Other noncurrent assets                                     12           36        1,062       (1,084)          26
Assets held for sale                                       (36)           -         (980)           -       (1,016)
                                                   ---------------------------------------------------------------
    Total assets                                         1,464          395       (2,517)        (537)      (1,195)
                                                   ===============================================================

LIABILITIES, PREFERRED SECURITIES OF SUBSIDIARIES
              & SHAREHOLDERS' EQUITY

Current liabilities
  Notes payable                                              -            -            -            -            -
    Commercial paper                                         -            -            -            -            -
    Banks                                                1,675            -        1,000            -        2,675
  Advances from affiliates                                   -          (12)       1,632       (1,620)           -
  Long-term debt due currently                               -          (53)         (90)          (1)        (144)
  Accounts payable - trade                                 232           19          (62)          78          267
  Accounts payable - affiliates                             83           31           (3)        (111)           -
  Notes or other liabilities due to affiliates               6            -            -           (6)           -
  Commodity contract liabilities                            48            -            -            -           48
  Liabilities of telecommunications holding company          -            -         (603)           -         (603)
  Other current liabilities                                 17          (66)         210          130          291
                                                   ---------------------------------------------------------------
    Total current liabilities                            2,061          (81)       2,084       (1,530)       2,534
                                                   ---------------------------------------------------------------

Accumulated deferred income taxes                          (52)          25         (228)      (1,075)      (1,330)
Investment tax credits                                     (11)          (2)           -            -          (13)
Commodity contract liabilities                              54            -            -            -           54
Cash flow hedges and other derivative liabilities          102            -            7            -          109
Notes or other liabilities due to affiliates                (5)           -            -            5            -
Long-term debt held by subsidiary trust                      -            -         (237)           -         (237)
All other long-term debt, less amounts due currently      (141)         740         (743)          (1)        (145)
Other noncurrent liabilities and deferred credits         (130)          33          376           (7)         272
Liabilities held for sale                                   (3)           -         (227)           -         (230)
                                                   ---------------------------------------------------------------
    Total liabilities                                    1,875          715        1,032       (2,608)       1,014
                                                   ---------------------------------------------------------------

Preferred securities of subsidiaries                         7            -         (653)           -         (646)

Shareholders' equity
  Preference stock                                           -            -            -            -            -
  Common stock                                               -            -       (1,078)       1,090           12
  Treasury stock                                             -            -         (978)           -         (978)
  Additional paid in capital                              (585)        (450)      (1,352)       1,611         (776)
  Retained earnings (deficit)                              229          129          860         (871)         347
  Accumulated other comprehensive income (loss)            (62)           1         (348)         241         (168)
                                                   ---------------------------------------------------------------
    Total shareholders' equity                            (418)        (320)      (2,896)       2,071       (1,563)
                                                   ---------------------------------------------------------------
    Total liabilities, preferred securities
      of subsidiaries & shareholders' equity             1,464          395       (2,517)        (537)      (1,195)
                                                   ===============================================================


------------------------------------------------------------------------------------------------------------------



TXU CORP. SCHEDULE OF SIGNIFICANT LEGAL PROCEEDINGS
---------------------------------------------------

DATE FILED          CASE INFORMATION                            SUMMARY AND STATUS (1)
------------------- ------------------------------------------- ---------------------------------------------------------------

October 9, 2003     Aspen Partners - Series A, of Aspen         Filing made by purported beneficial owners of certain equity
                    Capital Partners, L.P., Deephaven Risk      linked securities issued in October 2001. TXU Corp. believes
                    ARB Trading LTD, JMG Capital Partners       the claims are without merit. A motion to dismiss was filed
                    L.P., Pacific Asset Management L.L.C.,      on November 13, 2003 and granted March 16, 2004.  The
                    Camden Asset Management, L.P., St. Albans   plaintiffs filed an appeal of the dismissal on March 30, 2004
                    Partners LTD., Yield Strategies Fund I,     and TXU Corp.'s brief was filed on May 3, 2004. An oral
                    L.P., and Yield Strategies Fund II, L.P.    argument on the appeal is scheduled for June 3, 2004.
                    v. TXU Corp;  Index No. 03/603184;
                    Supreme Court of the State of New York

July 7, 2003        Texas Commercial Energy v. TXU Energy,      Filing made by an ERCOT market participant (Texas Commercial
                    Inc., et al.; Civil Action No. C-03-249;    Energy) against TXU Energy and other wholesale market
                    United States District Court for the        participants in ERCOT asserting antitrust and other claims.
                    Southern District of Texas                  TXU Energy believes the claims are without merit and has
                                                                filed a motion to dismiss. An amended complaint was filed on
                                                                February 3, 2004. A hearing to argue all motions to dismiss is scheduled for May 20, 2004.

April 28, 2003      William J. Murray v. TXU Corp., TXU         Filing made by a former employee claiming breach of contract
                    Energy Company, LLC and TXU Portfolio       and employment termination under Section 806 of the
                    Management Company, LP f/k/a TXU Energy     Sarbanes-Oxley Act of 2002. The TXU Defendants believe the
                    Trading Company LP; Cause No.               claims are without merit but cannot predict the outcome of
                    3-03-CV-0888-P; United States District      this action. Discovery in this case is ongoing.
                    Court for the Northern District of Texas,
                    Dallas Division

February 3, 2004    Patrick Goodenough, James Brant Hargrave,   Three ERISA lawsuits consolidated and a putative class action
                    Kari Lyn Smith and Carl Pfeil, on behalf    filing made on February 3, 2004.  Plaintiffs seek to
                    of the TXU Thrift Plan, and all other       represent a class of participants in employee benefit plans
                    persons similarly situated, vs. TXU Corp.   during the period between April 26, 2001 and July 11, 2002.
                    et al.;  Case No. 3:02-CV-2573-K;  United   The TXU Defendants believe the claims are without merit but
                    States District Court for the Northern      cannot predict the outcome of this action.  Class action
                    District of Texas, Dallas Division          certification related discovery is ongoing.

March 10, 2003      Kimberly Paige Killebrew, on Behalf of      Filing made by an alleged retail consumer of electricity
                    Herself and All Similarly-Situated          asserting defendants engaged in manipulation of the wholesale
                    Individuals v. TXU Corp. and TXU            electric market and violation of antitrust and other laws.
                    Portfolio Management Company LP,; Cause     The TXU Defendants believe the claims are without merit but
                    No. 3:04cv806; United States District       cannot predict the outcome of this action.  A motion to
                    Court for the Northern District of Texas,   dismiss the lawsuit is pending.
                    Dallas Division

October 23, 2002    Bruce Girdauskas, Derivatively on Behalf    Derivative filing made by a purported shareholder alleging
                    of TXU Corp. vs. TXU Corp. et al; Cause     breach of fiduciary duty.  TXU Corp. believes the claims are
                    No.  02-10191; 116th Judicial District      without merit but cannot predict the outcome of this action.
                    Court of Dallas County, Texas               Plaintiff failed to make a pre-suit demand upon the directors as required by law, and the case is currently stayed.

January 2003,       Richard Schwartz, et al., v. TXU Corp et    A number of lawsuits were filed and consolidated, and an
October 2002,       al.; Civil Action No.:  3:02-CV-2243-K;     amended consolidated complaint was filed on July 21, 2003.
November 2002,      United States District Court for the        The complaint alleges violations of the Securities Act of
December 2002       Northern District of Texas, Dallas          1933 and the Securities Exchange Act of 1934, all relating to
                    Division                                    alleged materially false and misleading statements. TXU Corp.
                                                                believes the claims are without merit but cannot predict the outcome of this action. On September 24, 2003 a motion to dismiss was filed. The court has not yet ruled on the motion to dismiss.

OTHER ITEMS
October, 2003                                                   TXU Corp. received notice from certain creditors and
                                                                administrators of TXU Europe regarding potential claims
                                                                against the directors and officers for allegedly failing to minimize the potential losses to the creditors of TXU
                                                                Europe.  TXU Corp. believes the claims are without merit and will defend such claims if they are ultimately pursued.


(1) Detailed descriptions of these proceedings are available in the company's 10-K and 10-Q filings with the SEC.


TXU CORP. REGULATORY SUMMARY
--------------------------------------------------------------------------------



COMPANY               SUMMARY/EVENTS
-------------------------------------------------------------------------

TXU Energy     PRICE TO BEAT (PTB) applies to former franchise area
               residential and small/medium business (< 1MW of load) customers.
               It is a TXU Energy's only rate for residential customers until 1/1/05. TXU Energy may offer rates other than the PTB to small/medium commercial customers since it met the requirements of the 40% threshold target calculation in December 2003. The PTB can be changed twice per year if gas prices (20-day average of NYMEX 12-month strip) move greater than 5% (10% after 11/15 of any year) from the current price upon which PTB is based. Changes in the PTB are initiated by TXU Energy upon filing with the PUC.
               PUC NO. 29516 - Application of TXU Energy Retail Company to
               Increase Price to Beat Fuel Factor filed March 25, 2004
               + Requesting 7.9% increase in PTB fuel factor
               + Resulted in a $3.39/month or 3.4% increase to residential customers using 1,000 kWh per month
               + Approved by the PUC on May 19,2004 and implemented on May 20, 2004.

               PUC NO. 29837 - Application of TXU Energy Retail
               Company to Increase Price to Beat Fuel Factor filed
               June 10, 2004.
               + Requesting 12.7% increase in PTB fuel factor
               + Will result in a $5.87/month or 5.7% increase to residential customers using 1000 kWh per month.
               + PUC approval expected July 28, 2004.

TXU Gas        RRC NO. 9400 - TXU Gas Company's Statement of Intent to
               Change Rates in the Company's Systemwide Gas Utility System filed May 23, 2003
               + Requesting an increase of $69.5 million or 7.24% and implementation of systemwide rates.
               + On April 23, 2004, examiners at the RRC issued a Proposal For Decision recommending a total annual decrease in rates of approximately $42 million.
               + On May 25, 2004, the RRC issued a final order granting an $11.7 million or 1.22% increase. In addition, the RRC's order establishes uniform system-wide rates, simplified the billing and rate structure for customers, and made changes to cost allocations as requested by TXU Gas. TXU Gas believes that the final order does not follow applicable law or precedent in many respects and has filed a motion for rehearing requesting the Commission reconsider and reverse significant errors.

TXU Electric   TXU Electric Delivery (formerly Oncor) general rate
Delivery       case: Authorized ROE of 11.25%, Capital structure of 60%
               Debt, 40% Equity. There is no scheduled rate case. Reports are filed annually for review with the PUC.

               PUC NO. 29253 - Petition of TXU Electric Delivery Company for Approval of Transmission Cost Recovery Factor (TCRF) Update
               + The PUC approved TXU Electric Delivery's proposed TCRF on March 1, 2004
               + The increase will recover an additional $9.2 million in annual revenue PUC NO. 29425 - Application of TXU Electric Delivery Company for Interim Update of Wholesale Transmission Rates filed March 3, 2004
               + Approved and effective April 15, 2004.
               + Total annualized revenue increase of $14 million

               2ND 2004 TCRF UPDATE (NO DOCKET NUMBER ASSIGNED YET) -
               + TXU Electric Delivery filed its 2nd 2004 TCRF request July 26, 2004.
               + Proposed total annualized revenue increase of $29.5 million ($9.8 for the remainder of 2004)
               + Proposed effective date of September 1, 2004.